UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 2017 (May 23, 2017)

Travelport Worldwide Limited

(Exact name of Registrant as specified in its charter)

Bermuda	001-36640	98-0505105
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

Axis One, Axis Park
Langley, Berkshire, SL3 8AG, United Kingdom
(Address of principal executive office)

Registrant's telephone number, including area code +44-1753-288-000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced, Travelport Worldwide Limited (the “Company”) is holding an Investor Day (the “Presentation”) on Tuesday, May 23, 2017. The Company is hereby furnishing a slide presentation in connection with the Presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K. A live webcast and accompanying slides will be available to view during the Presentation via the Investor Center section of the Company’s website. A replay of the webcast will also be available via the Investor Center section of the Company’s website, along with the accompanying slides to download, shortly after the conclusion of the Presentation and will remain available for one year thereafter.

The information provided in Item 7.01 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The information provided in Item 7.01 and Exhibit 99.1 of Item 9.01 in this Current Report on Form 8-K, including, but not limited to, matters relating to revenue, net income (loss) and earnings, and assumptions or projections regarding future events or future results, and percentages or calculations using these measures, capital structure, future business opportunities, plans, prospects or growth rates and other financial measurements and non-financial statements relating to future periods, constitute forward-looking statements.  These forward-looking statements are based on management’s current views with respect to future results, are only predictions, not historical fact, and are subject to risks and uncertainties, as well as assumptions.  These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements.  The Company refers you to its filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 21, 2017, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 9, 2017, for additional discussion of these risks and uncertainties, as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during the Presentation and included in this Current Report on Form 8-K speak only as of today’s date.  The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, any change in expectations or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Slide presentation in connection with the Company’s Investor Day held on May 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

/s/ Rochelle Boas
Rochelle Boas
Senior Vice President and Secretary

Date: May 23, 2017

TRAVELPORT WORLDWIDE LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated May 23, 2017 (May 23, 2017)

EXHIBIT INDEX

99.1	Slide presentation in connection with the Company’s Investor Day held on May 23, 2017.